Employee Benefits	12 Months Ended
Dec. 31, 2022
Postemployment Benefits [Abstract]
Employee Benefits
1 3 .	Employee Benefits
Full-time employees of the Group in the PRC are entitled to welfare benefits including pension insurance, medical insurance unemployment insurance, maternity insurance, on-the-job
injury insurance, and housing fund plans through a PRC government-mandated defined contribution plan. Chinese labor regulations require that the Group makes contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions. Total contributions by the Group for such employee benefits were RMB 86,847, RMB 236,238 and RMB 189,237 for the years ended December 31, 2020, 2021 and 2022, respectively.